UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2009

_____________________

FIRSTFED FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-9566	95-4087449
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

12555 W. Jefferson Boulevard Los Angeles, California		90066
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (310) 302-5600

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 28, 2009, FirstFed Financial Corp. (the “Company”) and its wholly-owned subsidiary, First Federal Bank of California, FSB (the “Bank”) each consented to the issuance of an Amended Order to Cease and Desist (the “Company Amendment” and the “Bank Amendment,” respectively, and together, the “Amendments”) by the Office of Thrift Supervision (the “OTS”).  The Amendments amend and supplement the Orders to Cease and Desist that were issued by the OTS on January 26, 2009.

The Amendments require that the Company and Bank submit to the OTS within thirty days a detailed capital plan to address how the Bank will meet and maintain a minimum Tier 1 Core Capital ratio of 7% and a minimum Total Risk-Based Capital ratio of 14% by September 30, 2009.  The capital plan must address how the Bank will meet and maintain the foregoing capital ratios and provide for the augmentation of capital to, among other things, support the Bank’s business strategy and operations.  If the Bank fails to meet or maintain the foregoing capital ratios or otherwise fails to comply with the updated capital plan, the Bank must then submit to the OTS a contingency plan to accomplish either a merger with or acquisition by another federally insured institution or holding company thereof, or a voluntary liquidation of the Bank.  The Bank Amendment also provides that the Bank may not accept, renew or roll over any broker deposits, or act as a deposit broker, without the prior written approval of the Federal Deposit Insurance Corporation.

Any material failure to comply with the provisions of the Amendments could result in enforcement actions by the OTS. While the Company and the Bank each intend to take such actions as may be necessary to enable it to comply with the requirements of its respective Amendment, there can be no assurance that it will be able to comply fully with the provisions of such Amendment, or to do so within the timeframes required, that compliance with such Amendment will not be more time consuming or more expensive than anticipated, or that efforts to comply with such Amendment will not have adverse effects on its operations and financial condition.

The description of each Amendment and the corresponding Stipulation and Consent to Issuance of Amended Order to Cease and Desist set forth in this Item 1.01 is qualified in its entirety by reference to the Amendments and Stipulations, copies of which are attached as Exhibits 10.1, 10.2, 10.3 and 10.4 hereto and are incorporated by reference herein in their entirety.

Item 9.01 Financial Statements and Exhibits.

(d)                        Exhibits.

Exhibit No.	Description

10.1	Amended Order to Cease and Desist with the Company dated May 28, 2009.
10.2	Stipulation and Consent to Issuance of Amended Order to Cease and Desist with the Company dated May 28, 2009.
10.3	Amended Order to Cease and Desist with the Bank dated May 28, 2009.
10.4	Stipulation and Consent to Issuance of Amended Order to Cease and Desist with the Bank dated May 28, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTFED FINANCIAL CORP.
(Registrant)

May 29, 2009	By:	/s/ Babette E. Heimbuch
Babette E. Heimbuch
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Amended Order to Cease and Desist with the Company dated May 28, 2009.
10.2	Stipulation and Consent to Issuance of Amended Order to Cease and Desist with the Company dated May 28, 2009.
10.3	Amended Order to Cease and Desist with the Bank dated May 28, 2009.
10.4	Stipulation and Consent to Issuance of Amended Order to Cease and Desist with the Bank dated May 28, 2009.

Exhibit 10.1

UNITED STATES OF AMERICA
Before the
OFFICE OF THRIFT SUPERVISION

In the Matter of                                                                                                                                       Order No.: WN-09-012

FIRSTFED FINANCIAL CORPORATION                                                                                       Effective Date: May 28, 2009

Santa Monica, California.
OTS Docket No. H-1081

AMENDED ORDER TO CEASE AND DESIST

WHEREAS, FirstFed Financial Corporation, Santa Monica, California, OTS Docket No. H-1081 (Holding Company), the holding company for First Federal Bank of California, FSB, OTS Docket No. 01792 (Association), by and through its Board of Directors (Board) has executed a Stipulation and Consent to Issuance of Amended Order to Cease and Desist (Stipulation); and
WHEREAS, the Holding Company, by executing the Stipulation, has consented and agreed to the issuance of this Amended Order to Cease and Desist (Order) by the Office of Thrift Supervision (OTS) pursuant to 12 USC § 1818(b); and
WHEREAS, pursuant to delegated authority, the OTS Regional Director for the Western Region is authorized to issue amended orders to cease and desist where a savings and loan holding company has consented to the issuance of an amended order.

FirstFed Financial Corporation
OTS No. H-1081
Amended Order to Cease and Desist

NOW, THEREFORE, IT IS ORDERED that:
Amendment of Existing Order.
This Amended Order amends OTS Order No. WE-09-002, previously issued by OTS against the Holding Company on January 26, 2009, and which remains in full force and effect.  OTS Order No. WE-09-002 is amended by the replacement of existing Paragraph I with the following new Paragraph I:
I.             Capital Plan.
Within thirty (30) days, the Holding Company shall submit to OTS for review and approval a detailed capital plan to address how the Association will, by September 30, 2009, meet and maintain a Tier 1 core capital ratio equal to or greater than seven percent (7%) and a total risk-based capital ratio equal to or greater than fourteen percent (14%).
Effective Date of Amended Order, Incorporation of Stipulation.

This Amended Order is effective on the Effective Date as shown on the first page.  The Stipulation is made a part hereof and is incorporated herein by this reference.
IT IS SO ORDERED.

OFFICE OF THRIFT SUPERVISION

By: /s/	C.K. Lee
C.K. Lee, Regional Director
Western Region

Date:	See Effective Date on Page 1

FirstFed Financial Corporation
OTS No. H-1081
Amended Order to Cease and Desist

Exhibit 10.2

UNITED STATES OF AMERICA
Before the
OFFICE OF THRIFT SUPERVISION

In the Matter of                                                                                                                                       Order No.: WN-09-012

FIRSTFED FINANCIAL CORPORATION                                                                                       Effective Date: May 28, 2009

Santa Monica, California.
OTS Docket No. H-1081

STIPULATION AND CONSENT TO ISSUANCE
OF AMENDED ORDER TO CEASE AND DESIST

WHEREAS, the Office of Thrift Supervision (OTS), acting by and through its Regional Director for the Western Region (Regional Director), issued an Order to Cease and Desist (OTS Order No. WE-09-002) (Order) against FirstFed Financial Corporation, Santa Monica, California, OTS Docket No. H-1081 (Holding Company), pursuant to 12 USC § 1818(b) that became effective January 26, 2009;
WHEREAS, the Regional Director, pursuant to delegated authority, is authorized to amend the Order where the Holding Company has consented to the issuance of an amended order to cease and desist; and
WHEREAS, the Holding Company desires to cooperate with OTS to avoid the time and expense of such administrative cease and desist proceeding by entering into this Stipulation and Consent to the Issuance of Amended Order to Cease and Desist (Stipulation) and, without admitting or denying that such grounds exist, but only admitting the statements and conclusions in Paragraph 1 below concerning Jurisdiction, hereby stipulates and agrees to the following terms:

1.            Jurisdiction.
a.        The Holding Company is a “savings and loan holding company” within the meaning of 12 USC § 1813(w)(3) and 12 USC § 1467a.  Accordingly, the Holding Company is a “depository institution holding company” as that term is defined in 12 USC § 1813(w)(1); and
b.        Pursuant to 12 USC § 1818(b)(9), the “appropriate Federal banking agency” may initiate a cease-and-desist proceedings against a savings and loan holding company in the same manner and to the same extent as a savings association for regulatory violations and unsafe and unsound acts or practices; and
b.        Pursuant to 12 USC § 1813(q), the Director of OTS is the “appropriate Federal banking agency” with jurisdiction to maintain an administrative enforcement proceeding against a savings and loan holding company.  Therefore, the Holding Company is subject to the authority of OTS to initiate and maintain an administrative cease and desist proceeding against it pursuant to 12 USC § 1818(b) and (b)(9).

2.            OTS Findings of Fact.
Based upon information derived from its ongoing supervision of the Holding Company, the OTS finds that the Holding Company has engaged in unsafe and unsound practices, and has failed to ensure that its wholly owned savings association subsidiary, First Federal Bank of California, FSB (Association), did not engage in unsafe and unsound practices that resulted in inadequate asset quality, earnings, liquidity planning, and capital levels at the Association.

3.            Consent.
The Holding Company consents to the issuance by OTS of the accompanying Amended Order to Cease and Desist (Amended Order).  The Holding Company further agrees to comply with the terms of the Amended Order upon the Effective Date of the Order and stipulates that the Amended Order complies with all requirements of law.

4.            Finality.
The Amended Order is issued by OTS under 12 USC § 1818(b) and upon the Effective Date it shall be a final order, effective and fully enforceable by OTS under the provisions of 12 USC § 1818(i).

FirstFed Financial Corporation
OTS No. H-1081
Stipulation to Amended Order to Cease and Desist

5.            Waivers.
The Holding Company waives the following:
a.        The right to be served with a written notice of OTS’s charges against it as provided by 12 USC § 1818(b) and 12 CFR Part 509;
b.        The right to an administrative hearing of OTS’s charges as provided by 12 USC § 1818(b) and 12 CFR Part 509;
c.        The right to seek judicial review of the Amended Order, including, without limitation, any such right provided by 12 USC § 1818(h), or otherwise to challenge the validity of the Amended Order; and
d.        Any and all claims against OTS, including its employees and agents, and any other governmental entity for the award of fees, costs, or expenses related to this OTS enforcement matter and/or the Amended Order, whether arising under common law, federal statutes or otherwise.

6.            OTS Authority Not Affected.
Nothing in this Stipulation or accompanying Amended Order shall inhibit, estop, bar or otherwise prevent OTS from taking any other action affecting the Holding Company if at any time OTS deems it appropriate to do so to fulfill the responsibilities placed upon OTS by law.

7.            Other Governmental Actions Not Affected.
The Holding Company acknowledges and agrees that its consent to the issuance of the Amended Order is solely for the purpose of resolving the matters addressed herein, consistent with Paragraph 6 above, and does not otherwise release, discharge, compromise, settle, dismiss, resolve, or in any way affect any actions, charges against, or liability of the Holding Company that arise pursuant to this action or otherwise, and that may be or have been brought by any governmental entity other than OTS.

FirstFed Financial Corporation
OTS No. H-1081
Stipulation to Amended Order to Cease and Desist

8.            Miscellaneous.
a.        The laws of the United States of America shall govern the construction and validity of this Stipulation and of the Amended Order;
b.        If any provision of this Stipulation and/or the Amended Order is ruled to be invalid, illegal, or unenforceable by the decision of any Court of competent jurisdiction, the validity, legality, and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby, unless the Regional Director in his or her sole discretion determines otherwise;
c.        All references to OTS in this Stipulation and the Amended Order shall also mean any of the OTS’s predecessors, successors, and assigns;
d.        The section and paragraph headings in this Stipulation and the Amended Order are for convenience only and shall not affect the interpretation of this Stipulation or the Amended Order;
e.        The terms of this Stipulation and of the Amended Order represent the final agreement of the parties with respect to the subject matters thereof, and constitute the sole agreement of the parties with respect to such subject matters; and
f.         The Stipulation and Amended Order shall remain in effect until terminated, modified, or suspended in writing by OTS, acting through its Regional Director or other authorized representative.

9.            Signature of Directors/Board Resolution.
Each Director of the Holding Company signing this Stipulation attests that he or she voted in favor of a Board Resolution authorizing the consent of the Holding Company to the issuance of the Amended Order and the execution of the Stipulation.  The Stipulation may be executed in counterparts by the Directors after approval of execution of the Stipulation at a duly called board meeting.  A copy of the Board Resolution authorizing execution of this Stipulation shall be delivered to OTS, along with the executed original(s) of this Stipulation.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

FirstFed Financial Corporation
OTS No. H-1081
Stipulation to Amended Order to Cease and Desist

WHEREFORE, the Holding Company, by its Board of Directors, executes this Stipulation.

Accepted by:

FIRSTFED FINANCIAL CORPORATION		OFFICE OF THRIFT SUPERVISION
Santa Monica, California

By: /s/	Babette E. Heimbuch	By: /s/	C.K. Lee
	Babette E. Heimbuch		C.K. Lee, Regional Director
	Chairman of the Board and Chief Executive Officer		Western Region

Date: See Effective Date on Page 1

/s/	Gisselle Acevedo
Gisselle Acevedo, Director

/s/	Brian Argrett
Brian Argrett, Director

/s/	Nicholas C. Biase
Nicholas C. Biase, Director

/s/	Jesse Casso
Jesse Casso, Director

/s/	James P. Giraldin
James P. Giraldin, Director

/s/	Christopher M. Harding
Christopher M. Harding, Director

/s/	William G. Ouchi
William G. Ouchi, Director

/s/	William P. Rutledge
William P. Rutledge, Director

/s/	Steven L. Soboroff
Steven L. Soboroff, Director

FirstFed Financial Corporation
OTS No. H-1081
Stipulation to Amended Order to Cease and Desist

Exhibit 10.3

UNITED STATES OF AMERICA
Before the
OFFICE OF THRIFT SUPERVISION

In the Matter of                                                                                                                                       Order No.: WN-09-011

FIRST FEDERAL BANK                                                                                                                      Effective Date: May 28, 2009
  OF CALIFORNIA, FSB,

Santa Monica, California.
OTS Docket No. 01792

AMENDED ORDER TO CEASE AND DESIST

WHEREAS, First Federal Bank of California, FSB, Santa Monica, California, OTS Docket No. 01792 (Association), by and through its Board of Directors (Board) has executed a Stipulation and Consent to Issuance of Amended Order to Cease and Desist (Stipulation); and
WHEREAS, the Association, by executing the Stipulation, has consented and agreed to the issuance of this Amended Order to Cease and Desist (Amended Order) by the Office of Thrift Supervision (OTS) pursuant to 12 USC § 1818(b); and
WHEREAS, pursuant to delegated authority, the OTS Regional Director for the Western Region (Regional Director), is authorized to issue amended orders to cease and desist where a savings association has consented to the issuance of an order.
NOW, THEREFORE, IT IS ORDERED that:
Amendment of Existing Order.
This Amended Order amends OTS Order No. WE-09-001, previously issued by the OTS against the Association on January 26, 2009, and which remains in full force and effect.  OTS
Order No. WE-09-001 is amended by the replacement of existing Paragraph II with the following new Paragraph II:
II.            Capital Plan.
A.       By September 30, 2009, the Association shall meet and maintain a Tier 1 core capital ratio equal to or greater than seven percent (7%) and a total risk-based capital ratio equal to or greater than fourteen percent (14%).
B.        Within thirty (30) days, the Board shall adopt and submit a written Capital Plan to the Regional Director for review and written notice of non-objection.  The Capital Plan shall:  (1) address how the Association will meet and maintain the capital ratios set forth in Paragraph II.A. of this Order; (2) address the augmentation of capital, taking into consideration the Association’s risk profile, to support the Association’s business strategy and operations; and (3) address the augmentation of capital to provide for the appropriate allowance for loan and lease losses (ALLL), unrealized losses on the single family residential portfolio, and any valuation allowance for deferred tax assets that may be required.  At a minimum, the Capital Plan shall:
(i)	take into consideration the requirements and restrictions imposed by this Order;
(ii)	detail capital preservation and enhancement strategies with specific narrative goals, which shall result in new equity and a capital infusion;
(iii)
consider and address the amount of additional capital that would be necessary to meet the capital requirements of Paragraph II.A. of this Order under different forward-looking scenarios involving progressively more challenging economic environments, taking into consideration the full impact of all unrealized losses and realized losses in the SFR portfolio on the adequacy of the Association’s core and risk-based capital;

(iv)
detail the method by which the additional capital will be raised to maintain at least  a Tier 1 core capital ratio of seven percent (7%) and a risk-based capital ratio of fourteen percent (14%) under the different scenarios established pursuant to Paragraph 2.B(iii) of this Order;

(v)	identify the specific sources of additional capital; and
(vi)	detail timeframes by which the additional capital will be raised and specific target month-end capital levels.

First Federal Bank of California, FSB
OTS No. 01792
Amended Order to Cease and Desist

The Board shall make any changes to the Capital Plan required by the Regional Director or his designee within fifteen (15) days after receipt.  Thereafter, the Board shall adopt and the Association shall implement and comply with the revised Capital Plan.  The Association shall provide a copy of the revised Capital Plan to OTS within five (5) days of the Board meeting at which it was adopted.
C.        On the first (1st) and fifteenth (15th) of each month, beginning with the month ending June 30, 2009, Senior Executive Officers (Management)1 shall provide OTS and the Board with written updates on the status of its compliance with the Capital Plan.  After implementation of the Capital Plan, Management shall prepare monthly variance reports on the Association’s compliance with the Capital Plan within thirty (30) days after the close of each month starting with the month ending June 30, 2009.  Such variance reports shall:  (1) detail actual operating versus projected results; (2) include detailed explanations of any material deviations; and (3) include a description of the specific corrective actions or measures that have been implemented or are proposed to address each material deviation.
D.        The Board’s review of the monthly variance reports and evaluation of Management and the Association’s compliance with the elements of the Capital Plan shall be thoroughly documented in the Board meeting minutes.  The Association shall submit the Board meeting minutes to OTS within five (5) days of the Board meeting.
E.        Within fifteen (15) days of the date the Association does not meet the Tier 1 core capital ratio of seven percent (7%) and the total risk-based capital ratio of fourteen percent (14.%), or that the Association is not in compliance with the Capital Plan implemented pursuant to Paragraph II.B. of this Order, or from any request by the Regional Director or his designee for the submission of a Contingency Plan, the Board shall adopt a Contingency Plan and submit the Contingency Plan to the Regional Director for review and written notice of non-objection.  The Contingency Plan shall detail the actions to be taken, with specific time frames, to achieve one of the following results by the later of date of receipt of all required regulatory approvals or sixty (60) days after the implementation of the Contingency Plan:  (1) merger with, or acquisition by another federally insured depository institution or holding company thereof; or (2) voluntary liquidation by filing an appropriate application with OTS in conformity with federal laws and regulations.  The Board shall make any changes to the Contingency Plan required by the Regional Director or his designee within fifteen (15) days after receipt.  Thereafter, the Board shall adopt the revised Contingency Plan.  The Association shall provide a copy of the revised Contingency Plan to OTS within five (5) days of the Board meeting at which it was adopted.  The Association shall implement the Contingency Plan immediately upon notification by the Regional Director to implement the Contingency Plan.
F.        Once the Contingency Plan has been implemented, the Association shall provide written status reports to OTS detailing the Association’s actions taken and progress in  executing the Contingency Plan by no later than the first (1st) and fifteenth (15th) of each month and until such time as the Association has a Tier 1 core capital ratio of at least seven percent (7%) and a total risk-based capital ratio of at least fourteen percent (14%) and is in compliance with its Capital Plan.  The bimonthly status reports shall detail: any contacts with investment bankers, any parties doing due diligence, any offers relating to an acquisition or a merger, the execution of binding letters of intent or purchase agreements, or any other capital raising activities.  The Association shall provide to OTS a notification of the termination of negotiations with any party considering the acquisition of five percent (5%) or more of the stock of the Association or a subordinated debt offering within one (1) business day of the termination of the negotiations.
OTS Order No. WE-09-001 is further amended by the addition to Paragraph IX of the following new subparagraph G.:
IX.           Operating Restrictions.
G.        Brokered Deposits.  Effective immediately, the Association shall comply with the requirements of 12 CFR § 337.6(b)(2) and shall not, without obtaining the prior written approval of the Federal Deposit Insurance Corporation (FDIC) pursuant to 12 CFR § 337.6(c):  (1) accept, renew or roll over any brokered deposit, as that term is defined at 12 CFR § 337.6(a)(2); or (2) act as a deposit broker, as that term is defined at 12 CFR § 337.6(a)(5).
Effective Date of Amended Order, Incorporation of Stipulation.

This Amended Order is effective on the Effective Date as shown on the first page.  The Stipulation is made a part hereof and is incorporated herein by this reference.
IT IS SO ORDERED.

OFFICE OF THRIFT SUPERVISION

By: /s/	C.K. Lee
C.K. Lee, Regional Director
Western Region

Date:	See Effective Date on Page 1

1 The term Senior Executive Officer is defined at 12 CFR § 563.555.

First Federal Bank of California, FSB
OTS No. 01792
Amended Order to Cease and Desist

Exhibit 10.4

UNITED STATES OF AMERICA
Before the
OFFICE OF THRIFT SUPERVISION

In the Matter of                                                                                                                                       Order No.: WN-09-011

FIRST FEDERAL BANK                                                                                                                      Effective Date: May 28, 2009
  OF CALIFORNIA, FSB,

Santa Monica, California.
OTS Docket No. 01792

STIPULATION AND CONSENT TO ISSUANCE
OF AMENDED ORDER TO CEASE AND DESIST

WHEREAS, the Office of Thrift Supervision (OTS), acting by and through its Regional Director for the Western Region (Regional Director), issued an Order to Cease and Desist (OTS Order No. WE-09-001) (Order) against First Federal Bank of California, FSB, Santa Monica, California, OTS Docket No. 01792 (Association), pursuant to 12 USC § 1818(b) that became effective January 26, 2009;
WHEREAS, the Regional Director, pursuant to delegated authority, is authorized to amend the Order where the Association has consented to the issuance of an amended order to cease and desist; and
WHEREAS, the Association desires to cooperate with OTS to avoid the time and expense of such administrative cease and desist proceeding by entering into this Stipulation and Consent to Issuance of Amended Order to Cease and Desist (Stipulation) and, without admitting or denying that such grounds exist, but only admitting the statements and conclusions in Paragraph 1 below concerning Jurisdiction, hereby stipulates and agrees to the following terms:

First Federal Bank of California, FSB
OTS No. 01792
Stipulation to Amended Order to Cease and Desist

1.            Jurisdiction.
a.         The Association is a “savings association” within the meaning of 12 USC § 1813(b) and 12 USC § 1462(4).  Accordingly, the Association is “an insured depository institution” as that term is defined in 12 USC § 1813(c); and
b.        Pursuant to 12 USC § 1813(q)(4), the Director of OTS is the “appropriate Federal banking agency” with jurisdiction to maintain an administrative enforcement proceeding against a savings association.  Therefore, the Association is subject to the authority of OTS to initiate and maintain an administrative cease-and-desist proceeding against it pursuant to 12 USC § 1818(b).

2.            OTS Findings of Fact.
Based upon its continuous supervision of the Association, OTS has determined that the Association has engaged in unsafe or unsound practices, which have resulted in inadequate asset quality, earnings, liquidity planning, and capital levels.

3.            Consent.
The Association consents to the issuance by OTS of the accompanying Amended Order to Cease and Desist (Amended Order).  The Association further agrees to comply with the terms of the Amended Order upon the Effective Date of the Amended Order and stipulates that the Amended Order complies with all requirements of law.

4.            Finality.
The Amended Order is issued by OTS under 12 USC § 1818(b) and upon the Effective Date it shall be a final order, effective and fully enforceable by OTS under the provisions of 12 USC § 1818(i).

5.            Waivers.
The Association waives the following:
a.         The right to be served with a written notice of OTS’s charges against it as provided by 12 USC § 1818(b) and 12 CFR Part 509;
b.         The right to an administrative hearing of OTS’s charges as provided by 12 USC § 1818(b) and 12 CFR Part 509;
c.         The right to seek judicial review of the Amended Order, including, without limitation, any such right provided by 12 USC § 1818(h), or otherwise to challenge the validity of the Amended Order; and
d.        Any and all claims against OTS, including its employees and agents, and any other governmental entity for the award of fees, costs, or expenses related to this OTS enforcement matter and/or the Amended Order, whether arising under common law, federal statutes or otherwise.

6.            OTS Authority Not Affected.
Nothing in this Stipulation or accompanying Amended Order shall inhibit, estop, bar or otherwise prevent OTS from taking any other action affecting the Association if at any time OTS deems it appropriate to do so to fulfill the responsibilities placed upon OTS by law.

7.            Other Governmental Actions Not Affected.
The Association acknowledges and agrees that its consent to the issuance of the Amended Order is solely for the purpose of resolving the matters addressed herein, consistent with Paragraph 6 above, and does not otherwise release, discharge, compromise, settle, dismiss, resolve, or in any way affect any actions, charges against, or liability of the Association that arise pursuant to this action or otherwise, and that may be or have been brought by any governmental entity other than OTS.

8.            Miscellaneous.
a.         The laws of the United States of America shall govern the construction and validity of this Stipulation and of the Amended Order;
b.         If any provision of this Stipulation and/or the Amended Order is ruled to be invalid, illegal, or unenforceable by the decision of any Court of competent jurisdiction, the validity, legality, and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby, unless the Regional Director in his or her sole discretion determines otherwise;
c.         All references to OTS in this Stipulation and the Amended Order shall also mean any of OTS’s predecessors, successors, and assigns;
d.        The section and paragraph headings in this Stipulation and the Amended Order are for convenience only and shall not affect the interpretation of this Stipulation or the Amended Order;
e.         The terms of this Stipulation and of the Amended Order represent the final agreement of the parties with respect to the subject matters thereof, and constitute the sole agreement of the parties with respect to such subject matters; and
f.         The Stipulation and Amended Order shall remain in effect until terminated, modified, or suspended in writing by OTS, acting through its Regional Director or other authorized representative.

First Federal Bank of California, FSB
OTS No. 01792
Stipulation to Amended Order to Cease and Desist

9.            Signature of Directors/Board Resolution.
Each Director signing this Stipulation attests that he or she voted in favor of a Board Resolution authorizing the consent of the Association to the issuance of the Amended Order and the execution of the Stipulation.  The Stipulation may be executed in counterparts by the Directors after approval of execution of the Stipulation at a duly called board meeting.  A copy of the Board Resolution authorizing execution of this Stipulation shall be delivered to OTS, along with the executed original(s) of this Stipulation.

WHEREFORE, the Association, by its Board of Directors, executes this Stipulation.

Accepted by:

First Federal Bank of California, FSB		OFFICE OF THRIFT SUPERVISION
Santa Monica, California

By: /s/	Babette E. Heimbuch	By: /s/	C.K. Lee
	Babette E. Heimbuch		C.K. Lee, Regional Director
	Chairman of the Board and Chief Executive Officer		Western Region

Date: See Effective Date on Page 1

/s/	Gisselle Acevedo
Gisselle Acevedo, Director

/s/	Brian Argrett
Brian Argrett, Director

/s/	Nicholas C. Biase
Nicholas C. Biase, Director

/s/	Jesse Casso
Jesse Casso, Director

/s/	James P. Giraldin
James P. Giraldin, Director

/s/	Christopher M. Harding
Christopher M. Harding, Director

/s/	William G. Ouchi
William G. Ouchi, Director

/s/	William P. Rutledge
William P. Rutledge, Director

/s/	Steven L. Soboroff
Steven L. Soboroff, Director

First Federal Bank of California, FSB
OTS No. 01792
Stipulation to Amended Order to Cease and Desist